Exhibit 99


                         Watts Water Technologies, Inc.
                          Quarterly Segment Information
                     Years ended December 31, 2004 and 2003
                             (Amounts in thousands)

                                -------------------------------------------------------------------------------------------------
                                                                                                                    Year ended
                                First Quarter      Second Quarter        Third Quarter      Fourth Quarter      December 31, 2004
                                -------------------------------------------------------------------------------------------------

Sales:
   North America                 $ 120,982            $ 138,782            $ 140,403            $ 144,972               $ 545,139
   Europe                           60,033               60,981               62,386               69,834                 253,234
   China                             4,993                7,191                7,401                6,600                  26,185
   Corporate                            --                   --                   --                   --                      --
                                -------------------------------------------------------------------------------------------------
     NET SALES                   $ 186,008            $ 206,954            $ 210,190            $ 221,406               $ 824,558
                                =================================================================================================

Operating income (loss):
   North America                 $  15,158            $  21,077            $  18,565            $  13,758               $  68,558
   Europe                            7,445                7,992                8,023                8,137                  31,597
   China                              (458)                 457                1,277                  581                   1,857
   Corporate                        (2,367)              (4,819)              (4,975)              (6,251)                (18,412)
                                -------------------------------------------------------------------------------------------------
     OPERATING INCOME            $  19,778            $  24,707            $  22,890            $  16,225               $  83,600
                                =================================================================================================

                                -------------------------------------------------------------------------------------------------
                                                                                                                    Year ended
                                First Quarter      Second Quarter        Third Quarter      Fourth Quarter      December 31, 2003
                                -------------------------------------------------------------------------------------------------
Sales:
   North America                 $ 112,955            $ 118,162            $ 121,001            $ 120,400               $ 472,518
   Europe                           48,669               50,229               50,211               61,505                 210,614
   China                             4,068                5,121                4,297                5,241                  18,727
   Corporate                            --                   --                   --                   --
                                -------------------------------------------------------------------------------------------------
     NET SALES                   $ 165,692            $ 173,512            $ 175,509            $ 187,146               $ 701,859
                                =================================================================================================

Operating income (loss):
   North America                 $  14,168            $  15,815            $  17,001            $  17,391               $  64,375
   Europe                            4,860                4,310                6,453                6,969                  22,592
   China                              (483)                (641)              (1,730)                (980)                 (3,834)
   Corporate                        (2,635)              (3,144)              (3,747)              (3,606)                (13,132)
                                -------------------------------------------------------------------------------------------------
     OPERATING INCOME            $  15,910            $  16,340            $  17,977            $  19,774               $  70,001
                                =================================================================================================

                         Watts Water Technologies, Inc.
                       Quarterly Statements of Operations
                          Year ended December 31, 2004
         (Amounts in thousands, except share and per share information)

                                              --------------------------------------------------------------------------------------
                                                                                                                       Year ended
                                              First Quarter    Second Quarter     Third Quarter    Fourth Quarter  December 31, 2004
                                              --------------------------------------------------------------------------------------

Net sales                                       $    186,008      $    206,954      $    210,190    $    221,406      $    824,558
Cost of goods sold                                   121,096           131,327           135,822         145,752           533,997

                                              --------------------------------------------------------------------------------------
     GROSS PROFIT                                     64,912            75,627            74,368          75,654           290,561

Selling, general and administrative expenses          45,134            50,920            51,478          59,334           206,866
Restructuring and other charges                           --                --                --              95                95
                                              --------------------------------------------------------------------------------------

     OPERATING INCOME                                 19,778            24,707            22,890          16,225            83,600
                                              --------------------------------------------------------------------------------------

Other (income) expense:
     Interest income                                    (302)             (261)             (229)           (343)           (1,135)
     Interest expense                                  2,544             2,758             2,628           2,634            10,564
     Minority interest                                   175               340               380             308             1,203
     Other                                              (164)              (92)             (239)            791               296
                                              --------------------------------------------------------------------------------------
                                                       2,253             2,745             2,540           3,390            10,928
                                              --------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES                              17,525            21,962            20,350          12,835            72,672
Provision for income taxes                             6,530             7,903             6,515           2,986            23,934
                                              --------------------------------------------------------------------------------------

     INCOME FROM CONTINUING OPERATIONS                10,995            14,059            13,835           9,849            48,738
Income (loss) from discontinued operations,
     net of taxes                                          6              (106)             (130)         (1,688)           (1,918)
                                              --------------------------------------------------------------------------------------
     NET INCOME                                 $     11,001      $     13,953      $     13,705    $      8,161      $     46,820
                                              ======================================================================================

Basic EPS
Income (loss) per share:
  Continuing operations                         $       0.34      $       0.44      $       0.43    $       0.30      $       1.51
  Discontinued operations                                 --                --                --           (0.05)            (0.06)
                                              --------------------------------------------------------------------------------------
  NET INCOME                                    $       0.34      $       0.43      $       0.42    $       0.25      $       1.45
                                              ======================================================================================

Diluted EPS
Income (loss) per share:
  Continuing operations                         $       0.34      $       0.43      $       0.42    $       0.30      $       1.49
  Discontinued operations                                 --                --                --           (0.05)            (0.06)
                                              --------------------------------------------------------------------------------------
  NET INCOME                                    $       0.34      $       0.43      $       0.42    $       0.25      $       1.43
                                              ======================================================================================

Weighted average number of common shares
Basic                                             32,135,544        32,264,768        32,319,532      32,369,384        32,276,434
Diluted                                           32,548,679        32,726,269        32,791,765      32,900,922        32,719,308

                         Watts Water Technologies, Inc.
                       Quarterly Statements of Operations
                          Year ended December 31, 2003
         (Amounts in thousands, except share and per share information)

                                                 -----------------------------------------------------------------------------------
                                                                                                                      Year ended
                                                  First Quarter    Second Quarter   Third Quarter  Fourth Quarter  December 31, 2003
                                                 -----------------------------------------------------------------------------------

Net sales                                           $    165,692    $    173,512    $    175,509    $    187,146      $    701,859
Cost of goods sold                                       109,928         114,947         116,136         120,983           461,994
                                                 -----------------------------------------------------------------------------------
     GROSS PROFIT                                         55,764          58,565          59,373          66,163           239,865

Selling, general and administrative expenses              39,854          42,111          41,396          46,077           169,438
Restructuring and other charges                               --             114              --             312               426
                                                 -----------------------------------------------------------------------------------

     OPERATING INCOME                                     15,910          16,340          17,977          19,774            70,001
                                                 -----------------------------------------------------------------------------------

Other (income) expense:
     Interest income                                        (115)           (267)           (362)           (299)           (1,043)
     Interest expense                                      2,084           2,820           3,659           3,545            12,108
     Minority interest                                       (21)            (17)           (410)           (106)             (554)
     Other                                                   (62)            (90)             23             877               748
                                                 -----------------------------------------------------------------------------------
                                                           1,886           2,446           2,910           4,017            11,259
                                                 -----------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES                                  14,024          13,894          15,067          15,757            58,742
Provision for income taxes                                 5,088           5,214           6,048           5,973            22,323
                                                 -----------------------------------------------------------------------------------

     INCOME FROM CONTINUING OPERATIONS                     8,936           8,680           9,019           9,784            36,419
Income (loss) from discontinued operations,
     net of taxes                                         (2,326)           (574)           (114)            (43)           (3,057)
                                                 -----------------------------------------------------------------------------------
     NET INCOME                                     $      6,610    $      8,106    $      8,905    $      9,741      $     33,362
                                                 ===================================================================================

Basic EPS
Income (loss) per share:
  Continuing operations                             $       0.33    $       0.32    $       0.33    $       0.35      $       1.33
  Discontinued operations                                  (0.09)          (0.02)             --              --             (0.11)
                                                 -----------------------------------------------------------------------------------
  NET INCOME                                        $       0.24    $       0.30    $       0.33    $       0.35      $       1.22
                                                 ===================================================================================

Diluted EPS
Income (loss) per share:
  Continuing operations                             $       0.33    $       0.32    $       0.33    $       0.34      $       1.32
  Discontinued operations                                  (0.09)          (0.02)          (0.01)             --             (0.11)
                                                 -----------------------------------------------------------------------------------
  NET INCOME                                        $       0.24    $       0.30    $       0.32    $       0.34      $       1.21
                                                 ===================================================================================

Weighted average number of common shares
Basic                                                 27,065,478      27,209,813      27,305,856      28,183,808        27,454,552
Diluted                                               27,264,259      27,472,319      27,631,599      28,524,122        27,692,114